Other liabilities	12 Months Ended
Dec. 31, 2020
Other liabilities [Abstract]
Other liabilities [Text Block]

23Other liabilities

Other non-current liabilities

Non-current liabilities were EUR 74 million at December 31, 2020 (December 31, 2019: EUR 71 million).

Non-current liabilities are associated mainly with indemnification and non-current accruals.

Other current liabilities

Other current liabilities are summarized as follows:

Philips Group

Other current liabilities

in millions of EUR

	2019	2020
Accrued customer rebates that cannot be offset with accounts receivables for those customers	427	412
Other taxes including social security premiums	241	253
Other liabilities	188	119
Other current liabilities	856	785

The other liabilities per December 31, 2019 include reclassifications from litigation provisions to liabilities due to settlements reached. As per December 31, 2020 no material reclassification of such kind occurred. For more details reference is made to Litigation provisions in Provisions and to Legal proceedings in Contingent assets and liabilities.

Contract liabilities

Non-current contract liabilities were EUR 403 million at December 31, 2020 (December 31, 2019: EUR 348 million) and current contract liabilities were EUR 1,239 million at December 31, 2020 (December 31, 2019: EUR 1,170 million).

The current contract liabilities increased with EUR 70 million. The year-on-year change is mainly driven by increase in deferred balance for customer service contracts.

The current contract liabilities as per December 31, 2019 resulted in revenue recognized of EUR 1,170 million in 2020.